DELAWARE(SM)
INVESTMENTS
------------                                     Delaware Growth and Income Fund




Total Return



                             [Total Return Artwork]








                                                              2000 ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                  1

Portfolio Management
Review                                  3

Performance Summary                     7

Financial Statements

  Statement of Net Assets               8

  Statement of Operations              11

  Statements of Changes in
  Net Assets                           12

  Financial Highlights                 13

  Notes to Financial
  Statements                           17

  Report of Independent
  Auditors                             20



A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average 11 years' experience.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We clearly articulate our investment policies and follow them consistently.
o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.

Comprehensive
o We offer more than 70 mutual funds in these asset classes.
  o Large-cap equity                      o High-yield bonds
  o Mid-cap equity                        o Investment grade bonds
  o Small-cap equity                      o Municipal bonds
  o International equity                    (single-state and national funds)
  o Balanced                              o International fixed-income
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

January 9, 2001

Recap of Events -- As of November 30, 2000, the U.S. stock market had just yielded a third consecutive month of lackluster returns, and the year 2000 was on its way to finishing as the worst year since 1990 in the equity markets. As of November 30, 2000, major U.S. equity indexes were down year-to-date in 2000, with the technology-heavy Nasdaq Composite Index off a notable 36.16% year-to-date and almost 50% from its March 10 peak.

There are a number of factors arguably contributing to the troubles, including high oil prices, tensions in the Middle East, corporate earnings warnings, and monetary tightening by an inflation-wary U.S. Federal Reserve Board earlier this year.

There is also concern on the part of investors and analysts over stock valuations for companies that play roles in the New Economy. In December 1999 and through the first two months of 2000, growth stocks were completing a monumental price boom that was often led by hopeful prospects for technology, and for Internet-related companies in particular. The rest of 2000 has been a reverse image of that speculative environment, however. Many technology stocks lost significant value in the spring, leading the market downward. The stock market has generally been volatile ever since, and as a result we have seen an increased focus on corporate fundamentals as the year has progressed. We believe this newfound focus on fundamentals can be a positive development, as it helps move stocks toward fair values from which we can be optimistic about future returns.

Delaware Growth and Income Fund returned -0.39% during the fiscal year ended November 30, 2000 (Class A shares at net asset value with distributions reinvested), underperforming the Lipper Equity Income Funds Average (+2.88%) but outperforming the benchmark Standard & Poor's 500 Index (-4.22%).


Performance Overview
For the Period Ended November 30, 2000                         One Year
--------------------------------------------------------------------------------
Delaware Growth and Income Fund A Class                        -0.39%
--------------------------------------------------------------------------------
Lipper Equity Income Funds Average (224 funds)                 +2.88%
Standard & Poor's 500 Index                                    -4.22%
S&P 500/BARRA Value Index                                      +4.68%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 7. The Lipper category represents the average returns of equity income funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.) The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The S&P 500/BARRA Value Index tracks those S&P 500 companies with lower ratios of book value to market capitalization. You cannot invest directly in an index. Past performance does not guarantee future results.


"AS OF NOVEMBER 30, 2000,
THE U.S. STOCK MARKET
HAD JUST YIELDED A THIRD
CONSECUTIVE MONTH OF
LACKLUSTER RETURNS, AND
THE YEAR 2000 WAS ON ITS
WAY TO FINISHING AS THE
WORST YEAR SINCE 1990 IN
THE EQUITY MARKETS."

We believe that the less-than-stellar returns in the stock market this year have created opportunities for your Fund, which generally holds stocks that the Fund's management believes are undervalued. Still, difficult times in the stock market call for discipline from long-term mutual fund investors. As always, we recommend that investors continue to rely on basic, sound principles of investing. These include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals. For help in balancing such considerations, contact your financial advisor.

Market Outlook -- The causes mentioned above for this year's market woes are almost identical to those seen in 1990, the last year in which the Dow Jones Industrial Average, the Nasdaq Composite Index, and the S&P 500 Index all finished down for the year.

The difference is that in 1990 the U.S. economy was in recession. Although we expect market volatility to continue, we believe that the U.S. Federal Reserve Board is currently achieving the soft landing it sought for the U.S. economy. In our opinion, declining stock prices, continued positive fundamentals, and a healthy economic backdrop make the current environment for equity investing quite attractive.

On the pages that follow, Delaware Growth and Income Fund manager, John Fields, discusses your Fund's performance over the past year and provides his outlook on the equities market. As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family               Delaware Investments Family
of Funds                                  of Funds


[Total Return Artwork]

PORTFOLIO MANAGEMENT REVIEW
---------------------------

John B. Fields
Senior Portfolio Manager
January 9, 2001


The Fund's Results
Delaware Growth and Income Fund generated a -0.39% return for the 12 months ended November 30, 2000 (Class A shares at net asset value with distributions reinvested). As the fiscal year began, many investors continued to overlook value stocks in favor of more aggressive, technology-oriented growth stocks. After reaching its peak on March 10, 2000, the Nasdaq Composite Index and other major stock market indices began sharp declines. Investors often reacted by seeking out stocks with attractive valuations -- exactly the kind of stocks we hold. From March 10 until our fiscal year-end, the Fund's performance dramatically improved both in absolute and relative terms.

While the market has often favored growth investors during the past few years, we have never lost sight of our value philosophy. We remain convinced that diversification is the most effective principle of long-term success, and that value investing provides an excellent complement to more aggressive, growth-oriented investment styles. The past eight months have underscored the advantages of diversification, as well as the fact that investment styles come in and out of favor. We believe that the Fund held up well during a difficult year because of its value style, and are optimistic that many of the stocks we were able to buy this year after the market downturn will show appreciation in the coming months and years.

Our Stock Selection Process
Delaware's 14-member large-cap value research team utilizes a three-prong screening process to identify investment opportunities. The screens help us find mispriced large-cap stocks that we believe have the potential to outperform in terms of total return (dividend yield plus capital gains) over the next 12 to 18 months.

1. Yield Screen -- We seek out stocks of established companies that are paying a current dividend yield in excess of the average dividend yield of the S&P 500 Index.

2. Share Repurchase Screen -- We seek out companies that have bought back significant shares of stock over the past 12 months. Such buybacks may indicate a company's financial strength and that company management believes shares are undervalued and may be primed to increase in the future. Buybacks are another way (besides offering dividends) in which companies can return cash to their shareholders.

3. Relative Valuation in Industry Group Screen -- We seek out companies whose fundamentals reveal them to be inexpensive when compared to other stocks within the same industry. Measurements such as price-to-earnings ratios are used in these determinations.

The process of running stocks through these screens provides us with an attractive universe of possible investments that we then analyze further. Our goal at that point is to separate those stocks that represent true total return opportunities from those which look cheap but whose fundamentals may be deteriorating.

Delaware Growth and Income Fund
Sector Allocation
As of November 30, 2000

Insurance 10.4%

  Energy 11.9%

          Banking &
          Finance 15.7%

                      Other 22.3%


      [GRAPHIC OMITTED]

Healthcare &
Pharmaceuticals 9.9%

      Food, Beverage &
        Tobacco 6.1%

     Telecommunications 6.2%

     Computers & Technology 5.6%
             Consumer Products 4.6%

Electronics & Electrical Equipment 3.9%

          Cable, Media & Publishing 3.4%



[Total Return Artwork]


Portfolio Highlights
When selecting stocks for Delaware Growth and Income Fund, we use all three selection screens to identify mispriced stocks with significant price appreciation potential.

Though we consider Delaware Growth and Income Fund to be a value fund, we do seek out undervalued stocks in growth-oriented sectors such as technology, healthcare, and telecommunications. While companies in these sectors may not typically meet the dividend yield or share buyback criteria, their relative valuations may be so appealing that we feel comfortable holding a certain percentage of such stocks in the Fund. As of fiscal year end, approximately 10% of the Fund is invested in technology-related companies, across a handful of sectors. Many of these stocks were purchased based on the belief that they are now trading at levels significantly below their fair values as a result of the broad market pullback that began in March and intensified late in the year.

The income portion of the portfolio comes entirely from dividend-paying stocks, as opposed to the high-yield bonds held by some of our peers.

As has been noted, the Fund lagged the overall market in the first few months of the fiscal year because of its limited exposure to technology-related companies. Since March 10, the Fund has benefited from our broad-based stock selection across many industries, as many investors seemed to move out of growth and into more attractively valued sectors such as energy, insurance, and pharmaceuticals.

Consumer growth industries such as diversified healthcare have recently produced strong results for the Fund. American Home Products and Abbott Labs are two companies which develop, manufacture, and distribute a diversified line of health- related products and services to consumers and health professionals. These stocks performed quite well over the final few months of our fiscal year and we sold Abbott Labs prior to November 30, locking in some gains. Avon Products, a manufacturer and marketer of beauty supplies and related products, is another consumer products holding that investors have recently begun recognizing as a value.

Many companies producing consumer staples such as food and beverages also performed well during the year. The Fund holds positions in both PepsiCo and Anheuser Busch, which have appreciated considerably since mid-March. PepsiCo management has long been committed to buying back shares of company stock and recently authorized the repurchase of an additional $4 billion over the next three years.

Energy and utility companies, which seemed to us to be almost forgotten by investors in recent years, have also realized a significant upturn in positive investor sentiment. Three energy companies within the Fund have provided strong returns this year: El Paso Energy, Duke Energy and Dominion Resources.

Among financials, we own a sizable position in Fannie Mae (the Federal National Mortgage Association), a public corporation that helps increase the availability and affordability of housing through the development of a strong secondary mortgage market. We think that if the Federal Reserve has completed its cycle of raising interest rates, the housing sector is likely to benefit from more affordable mortgages.

Unfortunately, not every value-oriented holding reaped the benefits of this year's more cautious environment. At one time, value investing seemed to offer a relatively limited downside. In the past, while not all undervalued stocks increased in price, they typically did not decline as much as those of growth companies that displayed disappointing earnings. In today's environment, however, even stocks already perceived to be trading at discounts seem to have no bottom valuation when they disappoint fundamentally.

Basic Industry companies are considered economically sensitive and have been hurt by investors' concern about the slowdown in the economy. We believe that two related stocks within the Fund, Alcoa and International Paper, have both suffered because of this fear of disappearing earnings growth. Despite the pullback in these stocks, we remain positive in both cases that the fundamentals are getting stronger and that strong earnings may lead to price appreciation in the future.

The telecommunications sector also experienced some difficult times during the year. The industry's fundamentals have deteriorated and many stock prices reflect the negative sentiment of investors. Worldcom, a global communications company offering a broad range of voice, data, and Internet services, has been caught up in the market downtown. We still view the fundamentals of the company favorably and have held onto our position in this stock.

Going forward, we are looking to add consumer cyclicals like retailers and auto companies to the Fund. We believe that prices for these stocks have dropped considerably and that many of the companies have the potential for positive earnings surprises. Over time, we will be reducing our positions in the energy and utility sectors that have performed so well in recent months and will be reallocating to areas that we find to be more undervalued. We are seeking out technology issues that have been beaten up since last March, but which may now represent good opportunity with a more limited downside potential. We also remain attracted to the financial sector and have been focusing on issues such as Mellon Financial and Chubb Insurance.





"GOING FORWARD, WE ARE
LOOKING TO ADD CONSUMER
CYCLICALS LIKE RETAILERS
AND AUTO COMPANIES TO
THE FUND."

Outlook
We believe that the Federal Reserve has negotiated a soft landing for the economy. Two continuing areas of concern in the economy are the strong dollar (and weak euro), which has hindered earnings of domestic companies doing business abroad, and the high energy prices that have brought newfound concerns about inflation.

In our opinion, the corporate earnings picture remains uncertain and many investors continue to be skeptical of technology and New Economy companies. For the past few years, many investors have considered technology to be its own asset class, seeming to believe that technology-oriented companies operated independently of the rest of the economy. We have always believed that a very attractive way to invest in the technology revolution is by buying stocks of Old Economy companies that are currently benefiting from technological innovations and are moving to new levels of competitiveness in their business operations. We continue to focus our research efforts on finding such companies.

Top 10 Holdings
As of November 30, 2000


                           Percentage of                                                    Stock's
Company                      Portfolio                 Industry                         Dividend Yield*
--------------------------------------------------------------------------------------------------------------
Fannie Mae                      3.1%                   Banking & Finance                    1.42%
--------------------------------------------------------------------------------------------------------------
Exxon Mobil                     3.0%                   Energy                               1.99%
--------------------------------------------------------------------------------------------------------------
Bristol Myers Squibb            2.8%                   Healthcare & Pharmaceuticals         1.44%
--------------------------------------------------------------------------------------------------------------
Kimberly-Clark                  2.6%                   Consumer Products                    1.53%
--------------------------------------------------------------------------------------------------------------
American Home Products          2.5%                   Healthcare & Pharmaceuticals         1.56%
--------------------------------------------------------------------------------------------------------------
Alcoa                           2.5%                   Metals & Mining                      1.77%
--------------------------------------------------------------------------------------------------------------
Baxter International            2.2%                   Healthcare & Pharmaceuticals         0.34%
--------------------------------------------------------------------------------------------------------------
American General                2.2%                   Insurance                            2.31%
--------------------------------------------------------------------------------------------------------------
Mellon Financial                2.1%                   Banking & Finance                    1.82%
--------------------------------------------------------------------------------------------------------------
Anheuser Busch                  2.1%                   Food, Beverage & Tobacco             1.33%
--------------------------------------------------------------------------------------------------------------

*Source: Bloomberg

FUND BASICS
===========

Fund Objectives
The Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

Total Fund Net Assets
As of November 30, 2000
$817.57 million

Number of Holdings
As of November 30, 2000
69

Fund Start Date
August 27, 1986

Your Fund Manager
John B. Fields has 28 years' experience in investment management. He holds a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Mr. Fields is a Chartered Financial Analyst.

Nasdaq Symbols

Class A: DEDTX
Class B: DEOBX
Class C: DTRCX

DELAWARE GROWTH AND INCOME FUND PERFORMANCE
===========================================

Growth of a $10,000 Investment
November 30, 1990 through November 30, 2000

                            Delaware Growth
                            and Income Fund
                            Class A Shares           S&P 500 Index
        Nov-90                  $ 9,428                 $10,000
        May-91                  $10,953                 $12,309
        Nov-91                  $10,743                 $12,034
        May-92                  $11,900                 $13,521
        Nov-92                  $12,260                 $14,257
        May-93                  $13,533                 $15,091
        Nov-93                  $14,066                 $15,697
        May-94                  $14,323                 $15,734
        Nov-94                  $14,060                 $15,861
        May-95                  $16,654                 $18,911
        Nov-95                  $18,936                 $21,727
        May-96                  $20,886                 $24,288
        Nov-96                  $23,649                 $27,780
        May-97                  $26,617                 $31,433
        Nov-97                  $29,639                 $35,701
        May-98                  $33,547                 $41,077
        Nov-98                  $33,403                 $44,148
        May-99                  $34,834                 $49,720
        Nov-99                  $32,737                 $53,377
        May-00                  $32,232                 $54,927
        Nov-00                  $32,608                 $51,124

Chart assumes $10,000 invested on November 30, 1990 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each May and November. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns

Through November 30, 2000                     Lifetime   Ten Years   Five Years    One Year
-----------------------------------------------------------------------------------------------
Class A (Est. 8/27/86)
   Excluding Sales Charge                      +12.09%     +13.21%     +11.48%      -0.39%
   Including Sales Charge                      +11.62%     +12.55%     +10.17%      -6.13%
-----------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                      +12.68%                 +10.70%      -1.05%
   Including Sales Charge                      +12.68%                 +10.44%      -5.73%
-----------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                      +10.71%                 +10.72%      -1.05%
   Including Sales Charge                      +10.71%                 +10.72%      -1.99%
-----------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance does not guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual distribution and service fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% contingent annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average total annual returns for lifetime, 10-year, five-year and one-year periods ended November 30, 2000 for Delaware Growth and Income Fund Institutional Class shares were +12.26%, +13.46%, +11.82% and -0.05%, respectively. The Institutional Class (est. 7/26/93) is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to 7/26/93 for Delaware Growth and Income Fund is based on Class A performance adjusted to eliminate sales charges, but not the impact of 12b-1 fees that were in effect.

Thirty-day SEC yields for A, B, C and Institutional Class shares were +0.63%, -0.03%, -0.03% and +0.96%, respectively, as of November 30, 2000.

Nasdaq Symbol Institutional Class: DERIX

Statement of Net Assets

DELAWARE GROWTH AND INCOME FUND
===============================
                                                      Number of     Market
November 30, 2000                                      Shares       Value
--------------------------------------------------------------------------------
Common Stock - 97.15%
Aerospace & Defense - 0.82%
Boeing ..........................................      96,900     $ 6,692,156
                                                                  -----------
                                                                    6,692,156
                                                                  -----------
Automobiles & Automotive Parts - 1.92%
General Motors ..................................     224,300      11,102,850
TRW .............................................     140,100       4,632,056
                                                                  -----------
                                                                   15,734,906
                                                                  -----------
Banking & Finance - 15.74%
Bank of America .................................     247,148       9,870,473
Bank of New York ................................     189,900      10,480,106
Chase Manhattan .................................     452,050      16,669,344
Citigroup .......................................     161,300       8,034,757
Fannie Mae ......................................     323,500      25,556,500
Freddie Mac .....................................     187,300      11,319,944
Fleet Boston Financial ..........................     304,800      11,430,000
MBNA ............................................     132,600       4,732,163
Mellon Financial ................................     367,400      17,221,875
PNC Financial Group .............................     200,700      13,346,550
U.S. Bancorp ....................................           3              73
                                                                  -----------
                                                                  128,661,785
                                                                  -----------
Cable, Media & Publishing - 3.42%
Gannett .........................................     229,400      12,301,575
McGraw-Hill .....................................     295,200      15,682,500
                                                                  -----------
                                                                   27,984,075
                                                                  -----------
Chemicals - 1.07%
Rohm & Haas Company .............................     294,400       8,758,400
                                                                  -----------
                                                                    8,758,400
                                                                  -----------
Computers & Technology - 5.58%
Compaq Computer .................................     357,200       7,679,800
Electronic Data Systems .........................     291,500      15,431,281
First Data ......................................     286,100      14,644,744
International Business Machines .................      83,900       7,844,650
                                                                  -----------
                                                                   45,600,475
                                                                  -----------
Consumer Products - 4.60%
Avon Products ...................................     228,000       9,490,500
Clorox ..........................................     158,300       7,074,031
Kimberly-Clark ..................................     300,900      21,044,194
                                                                  -----------
                                                                   37,608,725
                                                                  -----------
Electronics & Electrical Equipment - 3.89%
Eaton ...........................................      91,200       6,395,400
Emerson Electric ................................     197,900      14,421,963
Motorola ........................................     546,400      10,962,150
                                                                  -----------
                                                                   31,779,513
                                                                  -----------
                                                      Number of     Market
                                                       Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Energy - 11.87%
 Baker Hughes ...................................     423,700     $14,008,582
 Chevron ........................................     188,700      15,449,813
 Conoco Class B .................................     374,664       9,390,017
 El Paso Energy .................................     263,800      15,844,488
 Exxon Mobil ....................................     275,677      24,259,576
 Halliburton ....................................     304,300      10,156,013
 Williams .......................................     225,100       7,962,913
                                                                  -----------
                                                                   97,071,402
                                                                  -----------
 Farming & Agriculture - 0.02%
*Sygenta AG - ADR ...............................     16,588          146,182
                                                                  -----------
                                                                      146,182
                                                                  -----------
 Food, Beverage & Tobacco - 6.12%
 Anheuser Busch .................................     361,900      17,167,631
 PepsiCo ........................................     358,000      16,244,250
 Quaker Oats ....................................      85,000       7,389,688
 Ralston-Purina Group ...........................     350,600       9,225,163
                                                                  -----------
                                                                   50,026,732
                                                                  -----------
 Healthcare & Pharmaceuticals - 9.92%
 American Home Products .........................     344,900      20,737,113
 AstraZeneca ADR ................................     133,500       6,866,906
 Baxter International ...........................     212,000      18,351,250
 Bristol-Myers Squibb ...........................     324,900      22,519,631
 Johnson & Johnson ..............................     126,200      12,620,000
                                                                  -----------
                                                                   81,094,900
                                                                  -----------
 Industrial Machinery - 3.22%
 Caterpillar ....................................     224,600       8,829,588
 Deere & Co. ....................................     238,800       9,716,175
 Dover ..........................................     189,100       7,741,281
                                                                  -----------
                                                                   26,287,044
                                                                  -----------
 Insurance - 10.35%
 ACE Limited ....................................     313,100      12,367,450
 Allstate .......................................     291,800      11,161,350
 American General ...............................     243,900      18,277,256
 Aon ............................................     473,625      14,711,977
 Chubb ..........................................      95,700       7,799,550
 Marsh & McLennan ...............................      51,500       5,928,938
 XL Capital Ltd. - Class A ......................     179,900      14,358,269
                                                                  -----------
                                                                   84,604,790
                                                                  -----------
8

                                                      Number of     Market
Delaware Growth and Income Fund                        Shares       Value
--------------------------------------------------------------------------------

 Common Stock (continued)
 Leisure, Lodging & Entertainment - 2.31%
 Carnival Cruise Lines ..........................     500,600    $ 11,357,363
 Marriott International - Class A ...............     181,300       7,512,619
                                                                 ------------
                                                                   18,869,982
                                                                 ------------
 Metals & Mining - 2.53%
 Alcoa ..........................................     733,700      20,681,169
                                                                 ------------
                                                                   20,681,169
                                                                 ------------
 Paper & Forest Products - 1.22%
 International Paper ............................     294,690       9,982,624
                                                                 ------------
                                                                    9,982,624
                                                                 ------------
 Retail - 2.99%
*Federated Department Stores ....................     298,400       9,101,200
 Target .........................................     511,700      15,382,981
                                                                 ------------
                                                                   24,484,181
                                                                 ------------
 Telecommunications - 6.17%
 ALLTEL .........................................     145,200       8,893,500
 Cable & Wireless ADR ...........................     228,900       8,469,300
 SBC Communications .............................     254,911      14,004,173
 Verizon Communications .........................     214,272      12,039,408
*WorldCom .......................................     468,800       7,002,700
                                                                 ------------
                                                                   50,409,081
                                                                 ------------
 Textiles, Apparel & Furniture - 0.86%
 Nike ...........................................     165,600       7,058,700
                                                                 ------------
                                                                    7,058,700
                                                                 ------------
 Utilities - 2.53%
 Dominion Resources .............................     173,100      10,386,000
 Duke Energy ....................................     114,900      10,333,819
                                                                 ------------
                                                                   20,719,819
                                                                 ------------
 Total Common Stock
  (cost $678,416,418)                                             794,256,641
                                                                 ------------
                                                   Principal       Market
                                                    Amount          Value
--------------------------------------------------------------------------------
Repurchase Agreements - 2.93%
With BNP Paribas 6.48% 12/1/00
  (dated 11/30/00, collateralized by $3,481,000
  U.S.Treasury Notes 5.50% due 8/31/01,
  market value $3,512,708 and $4,967,000
  U.S. Treasury Notes 5.875% due 10/31/01,
  market value $4,980,809). .....................  $8,303,000     $ 8,303,000
With Chase Manhattan 6.45% 12/1/00
  (dated 11/30/00, collateralized by $4,738,000
  U.S. Treasury Notes 5.50% due 3/31/03,
  market value $4,772,426 and $3,944,000
  U.S. Treasury Notes 4.25% due 11/15/03,
  market value $3,808,895). .....................   8,360,000       8,360,000
With J.P. Morgan Securities 6.45% 12/1/00
  (dated 11/30/00, collateralized by $7,362,000
  U.S.Treasury Notes 6.625% due 4/30/02,
  market value $7,475,524). .....................   7,326,000       7,326,000
                                                                 ------------
Total Repurchase Agreements
  (cost $23,989,000)                                               23,989,000
                                                                 ------------
Total Market Value of Securities -100.08%
  (cost $702,405,418)                                             818,245,641
Liabilities Net of Receivables and
  Other Assets - (0.08%) ........................                    (678,226)
                                                                 ------------
Net Assets Applicable to 53,509,766
  Shares Outstanding - 100.00% ..................                $817,567,415
                                                                 ------------
Net Asset Value - Delaware Growth and
  Income Fund A Class
  ($577,399,582 / 37,769,273 Shares) ............                      $15.29
                                                                       ------
Net Asset Value - Delaware Growth and
  Income Fund B Class
  ($141,911,437 / 9,307,983 Shares) .............                      $15.25
                                                                       ------
Net Asset Value - Delaware Growth and
  Income Fund C Class
  ($28,349,946 / 1,863,452 Shares) ..............                      $15.21
                                                                       ------
Net Asset Value - Delaware Growth and
  Income Fund Institutional Class
  ($69,906,450 / 4,569,058 Shares) ..............                      $15.30
                                                                       ------
--------------------------------------------------------------------------------
ADR - American Depositary Receipt
*Non-income producing security for the year ended November 30, 2000.

Delaware Growth and Income Fund
--------------------------------------------------------------------------------

Components of Net Assets at November 30, 2000:
Shares of beneficial interest
  (unlimited authorization - no par) .................           $786,024,971
Undistributed net investment income ..................                380,956
Accumulated net realized loss
  on investments .....................................            (84,678,735)
Net unrealized appreciation of investments ...........            115,840,223
                                                                 ------------
Total net assets .....................................           $817,567,415
                                                                 ============
Net Asset Value and Offering Price
  per Share - Delaware Growth and Income Fund
Net asset value A Class (A) ..........................                 $15.29
Sales charge (5.75% of offering price or 6.08%
  of the amount invested per share) (B) ..............                   0.93
                                                                       ------
Offering price .......................................                 $16.22
                                                                       ------
--------------------------------------------------------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations


Year Ended November 30, 2000                                       Delaware Growth and Income Fund
--------------------------------------------------------------------------------------------------
Investment Income:
Dividends ............................................................. $22,239,767
Interest ..............................................................     670,712    $22,910,479
                                                                        -----------    -----------


Expenses:
Management fees .......................................................   6,044,229
Distribution expenses .................................................   3,985,845
Dividend disbursing and transfer agent fees and expenses ..............   2,737,391
Reports and statements to shareholders ................................     447,860
Accounting and administration expenses ................................     391,584
Registration fees .....................................................     224,500
Custodian fees ........................................................     131,000
Professional fees .....................................................      56,100
Trustees' fees ........................................................      35,000
Taxes (other than taxes on income) ....................................      14,800
Other .................................................................     125,441      14,193,750
                                                                        -----------
Less expenses paid indirectly .........................................                     (22,264)
                                                                                       ------------
Total expenses ........................................................                  14,171,486
                                                                                       ------------

Net Investment Income .................................................                   8,738,993
                                                                                       ------------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ......................................                 (80,979,698)
Net change in unrealized appreciation/depreciation of investments .....                  49,728,352
                                                                                       ------------

Net Realized and Unrealized Loss on Investments .......................                 (31,251,346)
                                                                                       ------------

Net Decrease in Net Assets Resulting from Operations ..................                ($22,512,353)
                                                                                       ============



                             See accompanying notes

Statements of Changes in Net Assets


                                                                                      Delaware Growth and Income Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                                        11/30/00          11/30/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ...........................................................  $     8,738,993    $    16,089,732
Net realized gain (loss) on investments .........................................      (80,979,698)        54,074,540
Net change in unrealized appreciation/depreciation of investments ...............       49,728,352        (97,961,790)
                                                                                   ----------------------------------
Net decrease in net assets resulting from operations ............................      (22,512,353)       (27,797,518)
                                                                                   ----------------------------------

Distributions to Shareholders from:
Net investment income:
  A Class .......................................................................       (9,917,059)       (12,967,053)
  B Class .......................................................................       (1,197,543)        (1,605,468)
  C Class .......................................................................         (248,522)          (353,918)
Institutional Class .............................................................       (1,848,125)        (2,003,568)


Net realized gain on investments:
  A Class .......................................................................      (40,009,417)      (115,549,988)
  B Class .......................................................................       (9,736,999)       (25,411,948)
  C Class .......................................................................       (2,029,409)        (5,698,352)
  Institutional Class ...........................................................       (5,465,413)       (12,829,309)
                                                                                   ----------------------------------
                                                                                       (70,452,487)      (176,419,604)
                                                                                   ----------------------------------

Capital Share Transactions:
Proceeds from shares sold:
  A Class .......................................................................       65,511,520        134,692,759
  B Class .......................................................................       23,264,140         59,662,781
  C Class .......................................................................        8,959,524         16,593,807
  Institutional Class ...........................................................       29,585,765         45,606,633


Net asset value of shares issued upon reinvestment of distributions:
   A Class ......................................................................       47,078,104        121,904,186
   B Class ......................................................................       10,409,183         25,856,559
   C Class ......................................................................        2,195,936          5,826,826
   Institutional Class ..........................................................        7,313,539         14,832,682
                                                                                   ----------------------------------
                                                                                       194,317,711        424,976,233
                                                                                   ----------------------------------
Cost of shares repurchased:
  A Class .......................................................................     (341,192,425)      (245,500,507)
  B Class .......................................................................      (88,835,882)       (57,084,372)
  C Class .......................................................................      (24,367,025)       (18,852,423)
  Institutional Class ...........................................................      (76,735,783)       (38,265,745)
                                                                                   ----------------------------------
                                                                                      (531,131,115)      (359,703,047)
                                                                                   ----------------------------------

Increase (decrease) in net assets derived from capital share transactions .......     (336,813,404)        65,273,186
                                                                                   ----------------------------------
Net Decrease in Net Assets ......................................................     (429,778,244)      (138,943,936)

Net Assets:
Beginning of period .............................................................    1,247,345,659      1,386,289,595
                                                                                   ----------------------------------
End of period ...................................................................  $   817,567,415    $ 1,247,345,659
                                                                                   ==================================


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Growth and Income Fund A Class
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                             11/30/00(1)    11/30/99(1)      11/30/98      11/30/97     11/30/96

Net asset value, beginning of period .......................  $16.350        $19.120         $19.230        $17.520      $15.610

Income (loss) from investment operations:
   Net investment income ...................................    0.151          0.221           0.280          0.280        0.340
   Net realized and unrealized gain (loss) on investments ..   (0.230)        (0.556)          1.930          3.610        3.210
                                                              ------------------------------------------------------------------
   Total from investment operations ........................   (0.079)        (0.335)          2.210          3.890        3.550
                                                              ------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ....................   (0.213)        (0.235)         (0.240)        (0.330)      (0.350)
   Distributions from net realized gain on investments .....   (0.768)        (2.200)         (2.080)        (1.850)      (1.290)
                                                              ------------------------------------------------------------------
   Total dividends and distributions .......................   (0.981)        (2.435)         (2.320)        (2.180)      (1.640)
                                                              ------------------------------------------------------------------

Net asset value, end of period .............................  $15.290        $16.350         $19.120        $19.230      $17.520
                                                              ==================================================================

Total return(2) ............................................   (0.39%)        (2.00%)         12.70%         25.26%       24.89%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $577,400       $871,409   $   1,006,642       $863,855     $670,912
   Ratio of expenses to average net assets .................    1.35%          1.20%           1.13%          1.13%        1.11%
   Ratio of net investment income to average net assets ....    1.02%          1.28%           1.52%          1.60%        2.21%
   Portfolio turnover ......................................      87%            94%             87%            69%          87%

---------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Growth and Income Fund B Class
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                             11/30/00(1)    11/30/99(1)     11/30/98       11/30/97     11/30/96

Net asset value, beginning of period .......................  $16.300        $19.090         $19.200        $17.460      $15.560

Income (loss) from investment operations:
   Net investment income ...................................    0.047          0.100           0.151          0.170        0.230
   Net realized and unrealized gain (loss) on investments ..   (0.224)        (0.560)          1.917          3.600        3.200
                                                              ------------------------------------------------------------------
   Total from investment operations ........................   (0.177)        (0.460)          2.068          3.770        3.430
                                                              ------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.105)        (0.130)         (0.098)        (0.180)      (0.240)
   Distributions from net realized gain on investments .....   (0.768)        (2.200)         (2.080)        (1.850)      (1.290)
                                                              ------------------------------------------------------------------
   Total dividends and distributions .......................   (0.873)        (2.330)         (2.178)        (2.030)      (1.530)
                                                              ------------------------------------------------------------------

Net asset value, end of period .............................  $15.250        $16.300         $19.090        $19.200      $17.460
                                                              ==================================================================

Total return(2) ............................................   (1.05%)        (2.72%)         11.92%         24.45%       24.01%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $141,911       $213,533        $218,584       $135,737      $53,467
   Ratio of expenses to average net assets .................    2.05%          1.90%           1.83%          1.83%        1.81%
   Ratio of net investment income to average net assets ....    0.32%          0.58%           0.82%          0.90%        1.53%
   Portfolio turnover ......................................      87%            94%             87%            69%          87%

---------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Growth and Income Fund C Class
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                             11/30/00(1)    11/30/99(1)     11/30/98       11/30/97     11/30/96

Net asset value, beginning of period .......................  $16.270        $19.050         $19.160        $17.430      $15.610

Income (loss) from investment operations:
   Net investment income ...................................    0.047          0.100           0.153          0.170        0.330
   Net realized and unrealized gain (loss) on investments ..   (0.234)        (0.550)          1.915          3.590        3.100
                                                              ------------------------------------------------------------------
   Total from investment operations ........................   (0.187)        (0.450)          2.068          3.760        3.430
                                                              ------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.105)        (0.130)         (0.098)        (0.180)      (0.320)
   Distributions from net realized gain on investments .....   (0.768)        (2.200)         (2.080)        (1.850)      (1.290)
                                                              ------------------------------------------------------------------
   Total dividends and distributions .......................   (0.873)        (2.330)         (2.178)        (2.030)      (1.610)
                                                              ------------------------------------------------------------------

Net asset value, end of period .............................  $15.210        $16.270         $19.050        $19.160      $17.430
                                                              ==================================================================

Total return(2) ............................................   (1.05%)        (2.71%)         12.00%         24.44%       24.04%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $28,350        $45,026         $48,683        $26,231       $7,591
   Ratio of expenses to average net assets .................    2.05%          1.90%           1.83%          1.83%        1.81%
   Ratio of net investment income to average net assets ....    0.32%          0.58%           0.82%          0.90%        1.53%
   Portfolio turnover ......................................      87%            94%             87%            69%          87%

---------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Growth and Income Fund Institutional Class
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                             11/30/00(1)    11/30/99(1)     11/30/98       11/30/97     11/30/96

Net asset value, beginning of period .......................  $16.370        $19.150         $19.260        $17.570      $15.650

Income (loss) from investment operations:
   Net investment income ...................................    0.196          0.273           0.346          0.350        0.370
   Net realized and unrealized gain (loss) on investments ..   (0.235)        (0.553)          1.917          3.600        3.230
                                                             -------------------------------------------------------------------
   Total from investment operations ........................   (0.039)        (0.280)          2.263          3.950        3.600
                                                             -------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ....................   (0.263)        (0.300)         (0.293)        (0.410)      (0.390)
   Distributions from net realized gain on investments .....   (0.768)        (2.200)         (2.080)        (1.850)      (1.290)
                                                             -------------------------------------------------------------------
   Total dividends and distributions .......................   (1.031)        (2.500)         (2.373)        (2.260)      (1.680)
                                                             -------------------------------------------------------------------

Net asset value, end of period .............................  $15.300        $16.370         $19.150        $19.260      $17.570
                                                             ===================================================================

Total return(2) ............................................   (0.05%)        (1.68%)         13.07%         25.65%       25.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $69,906       $117,377        $112,381        $78,813      $45,958
   Ratio of expenses to average net assets .................    1.05%          0.90%           0.83%          0.83%        0.81%
   Ratio of net investment income to average net assets ....    1.32%          1.58%           1.82%          1.90%        2.53%
   Portfolio turnover ......................................      87%            94%             87%            69%          87%

---------------------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

November 30, 2000
--------------------------------------------------------------------------------

Delaware Group Equity Funds II is organized as a Delaware business trust and offers five series: the Delaware Decatur Equity Income Fund, the Delaware Growth and Income Fund, the Delaware Blue Chip Fund, the Delaware Social Awareness Fund, and the Delaware Diversified Value Fund. These financial statements and related notes pertain to the Delaware Growth and Income Fund (the "Fund"). The Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Delaware Growth and Income Fund is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income on a quarterly basis and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $22,264 for the year ended November 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% in excess of $2.5 billion. At November 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $18,971.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $121,138.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At November 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $47,480.

For the year ended November 30, 2000, DDLP earned $98,620 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
For the period ended November 30, 2000, the Fund made purchases of $833,135,418 and sales of $1,245,067,884 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 2000, unrealized appreciation for federal income tax purposes aggregated $105,230,280 of which $153,595,154 related to unrealized appreciation of securities and $48,364,874 related to unrealized depreciation of securities. At November 30, 2000, the aggregate cost of securities for federal income tax purposes was $713,015,361.

For federal income tax purposes, the Fund had accumulated capital losses at November 30, 2000 of $74,154,287. The capital loss carryforward expires in 2008.

4. Capital Shares
Transactions in capital shares were as follows:

                                                   Year Ended
                                          11/30/00             11/30/99
Shares sold:
  A Class ..............................  4,463,759            7,708,751
  B Class ..............................  1,567,217            3,447,377
  C Class ..............................    609,808              961,557
  Institutional Class ..................  2,016,631            2,629,956

Shares issued upon reinvestment
  of distributions:
  A Class ..............................  3,131,471            7,252,187
  B Class ..............................    692,125            1,541,065
  C Class ..............................    146,334              348,107
  Institutional Class ..................    487,273              882,059
                                         ----------           ----------
                                         13,114,618           24,771,059
                                         ----------           ----------
Shares repurchased:
  A Class ..............................(23,122,668)         (14,318,557)
  B Class .............................. (6,048,078)          (3,343,966)
  C Class .............................. (1,659,758)          (1,097,749)
  Institutional Class .................. (5,106,899)          (2,208,817)
                                         ----------           ----------
                                        (35,937,403)         (20,969,089)
                                         ----------           ----------
Net increase (decrease) ................(22,822,785)           3,801,970
                                         ==========           ==========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investment
Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares.
The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amount outstanding at November 30, 2000, or at any time during the year.

--------------------------------------------------------------------------------
6. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2000, the Fund designates distributions paid during the year as follows:

     (A)                 (B)
  Long-Term           Ordinary               (C)
Capital Gains          Income               Total                 (D)
Distributions       Distributions        Distributions         Qualifying
 (Tax Basis)         (Tax Basis)          (Tax Basis)          Dividends(1)
-------------      ---------------      ----------------      --------------
    67%                  33%                  100%                 100%

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

-----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds II--Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of Delaware Growth and Income Fund (the "Fund") as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth and Income Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                 /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 5, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
-------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

                                BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO

--------------------------------------------------------------------------------
     AGGRESSIVE GROWTH EQUITY FUNDS         |                    |
--------------------------------------------|                    |
                                            |                    |
         GROWTH EQUITY FUNDS                |                    |
                                            |                    |
--------------------------------------------|                    |
                   |             |          |                    |
                   |             |   TAX-   |                    |
                   |   TAXABLE   |  EXEMPT  |    INTERNATIONAL   |     ASSET
 MODERATE GROWTH   |    BOND     |   BOND   |     AND GLOBAL     |   ALLOCATION
  EQUITY FUNDS     |    FUNDS    |   FUNDS  |       FUNDS        |     FUNDS
                   |             |          |                    |
--------------------------------------------------------------------------------
                             STABILITY OF PRINCIPAL
--------------------------------------------------------------------------------

 _                                        _                                          _
|_| Growth of Capital                    |_| International and Global               |_| Tax-Exempt Income
 o  Technology and Innovation             o  Emerging Markets Fund                   o  National High-Yield
     Fund                                 o  New Pacific Fund                            Municipal Bond Fund
 o  Select Growth Fund                    o  Overseas Equity Fund                    o  Tax-Free USA Fund
 o  Trend Fund                            o  International Equity Fund               o  Tax-Free Insured Fund
 o  Growth Opportunities Fund*            o  Global Equity Fund                      o  Tax-Free USA
 o  Small Cap Value Fund                  o  Global Bond Fund                            Intermediate Fund
 o  U.S. Growth Fund                      _                                          o  State Tax-Free Funds**
 o  Tax-Efficient Equity Fund            |_| Current Income                          _
 o  Social Awareness Fund                 o  Delchester Fund                        |_| Stability of Principal
 _                                        o  High-Yield                              o  Cash Reserve
|_| Total Return                              Opportunities Fund                     o  Tax-Free Money Fund
 o  Blue Chip Fund                        o  Strategic Income Fund                   _
 o  Devon Fund                            o  Corporate Bond Fund                    |_| Asset Allocation
 o  Growth and Income Fund                o  Extended Duration                       o  Foundation Funds
 o  Decatur Equity Income Fund                Bond Fund                                   Growth Portfolio
 o  REIT Fund                             o  American Government                          Balanced Portfolio
 o  Balanced Fund                             Bond Fund                                   Income Portfolio
                                          o  U.S. Government
                                              Securities Fund
                                          o  Limited-Term
                                              Government Fund

 * Formerly known as DelCap Fund.
** Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)                                      For Shareholders
INVESTMENTS                                       1.800.523.1918
---------------------
Philadelphia o London                             For Securities Dealers
                                                  1.800.362.7500

                                                  For Financial Institutions
                                                  Representatives Only
                                                  1.800.659.2265

                                                  www.delawareinvestments.com


This annual report is for the information of Delaware Growth and Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth and Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                Thomas F. Madison                              Investment Manager
                                                 President and Chief Executive Officer          Delaware Management Company
Charles E. Haldeman, Jr.                         MLM Partners, Inc.                             Philadelphia, PA
Chairman                                         Minneapolis, MN
Delaware Investments Family of Funds                                                            International Affiliate
Philadelphia, PA                                 Janet L. Yeomans                               Delaware International Advisers Ltd.
                                                 Vice President and Treasurer                   London, England
Walter P. Babich                                 3M Corporation
Board Chairman                                   St. Paul, MN                                   National Distributor
Citadel Constructors, Inc.                                                                      Delaware Distributors, L.P.
King of Prussia, PA                                                                             Philadelphia, PA
                                                 AFFILIATED OFFICERS
David K. Downes                                                                                 Shareholder Servicing, Dividend
President and Chief Executive Officer            William E. Dodge                               Disbursing and Transfer Agent
Delaware Investments Family of Funds             Executive Vice President and                   Delaware Service Company, Inc.
Philadelphia, PA                                 Chief Investment Officer, Equity               Philadelphia, PA
                                                 Delaware Investments Family of Funds
John H. Durham                                   Philadelphia, PA
Private Investor                                                                                2005 Market Street
Horsham, PA                                      Jude T. Driscoll                               Philadelphia, PA 19103-7057
                                                 Executive Vice President and
John A. Fry                                      Head of Fixed Income
Executive Vice President                         Delaware Investments Family of Funds
University of Pennsylvania                       Philadelphia, PA
Philadelphia, PA
                                                 Richard J. Flannery
Anthony D. Knerr                                 President and Chief Executive Officer
Consultant, Anthony Knerr & Associates           Delaware Distributors, L.P.
New York, NY                                     Philadelphia, PA

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC




(4146)                                                        Printed in the USA
AR-018 [11/00] PPL 01/01                                                   J6651